Exhibit 10.15

KELLWOOD HOLDING CORP.

SECOND AMENDMENT TO BANK OF MONTREAL

LOAN AUTHORIZATION AGREEMENT

Bank of Montreal

Chicago, Illinois

Ladies and Gentlemen:

Reference is hereby made to that certain Bank of Montreal Loan Authorization Agreement dated as of February 13, 2008 (the Bank of Montreal Loan Authorization Agreement as the same may be amended from time to time, being referred to herein as the “Loan Agreement”), between the undersigned, Kellwood Holding Corp. (formerly known as Cardinal Integrated, LLC), a Delaware corporation (the “Borrower”), and Bank of Montreal (the “Bank”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

The Borrower has requested that the Bank (i) decrease the amount of Maximum Credit and extend the Maturity Date under the Loan Agreement and (ii) make certain amendments to the Loan Agreement to reflect this decrease and extension. The Bank is willing to do so under the terms and conditions set forth in this agreement (herein, the “Amendment”).

SECTION 1.	AMENDMENTS.

Subject to the satisfaction of all of the conditions precedent set forth in Section 3 below, the Loan Agreement shall be and hereby is amended as follows:

1.1. The amount “$76,000,000” shall be deleted in each place it appears in the Loan Agreement and shall be replaced with the amount “$67,785,197”.

1.2. The date “August 13, 2008” shall be deleted in each place it appears in the Loan Agreement and shall be replaced with the date “February 6, 2009”.

1.3. Exhibit A to the Loan Agreement shall be amended and restated in its entirety in the form of Exhibit A attached hereto.

SECTION 2.	NEW NOTE.

In replacement for that certain Promissory Note payable to the order of Bank of Montreal dated as of May 2, 2008 in the principal amount of $76,000,000.00 (the “Previous Note”), the Borrower shall execute and deliver to the Bank a new demand note in the amount of $67,785,197.00, dated as of the date of its issuance and otherwise in the form of Exhibit A attached hereto (the “New Note”) which shall substitute for the Bank’s Previous Note and shall evidence the loans outstanding to the Bank. All references in the Loan Agreement to the Note shall be deemed references to the New Note.

SECTION 3.	CONDITIONS PRECEDENT.

3.1. The Borrower and the Bank shall have executed and delivered this Amendment and the executed New Note.

3.2. The Bank shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank or its counsel may reasonably request.

3.3. Legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Bank and its counsel.

3.4. Sun Capital Partners V, L.P. shall have executed and delivered to the Bank its consent to this Amendment in the form set forth below and the Second Amendment to Guaranty.

SECTION 4.	REPRESENTATIONS.

In order to induce the Bank to execute and deliver this Amendment, the Borrower hereby represents to the Bank that as of the date hereof the representations and warranties set forth in the Loan Agreement are and shall be and remain true and correct in all material respects except to the extent such representations and warranties relate to a particular date, in which case they are true and correct in all material respects as of such date, and the Borrower is in compliance with the terms and conditions of the Loan Agreement.

SECTION 5.	MISCELLANEOUS.

5.1. Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

5.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Delivery of a counterpart by facsimile or electronic transmission shall constitute delivery of an original counterpart hereunder. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Second Amendment to Bank of Montreal Loan Authorization Agreement is entered into as of this 13th day of August, 2008.

KELLWOOD HOLDING CORP.

By:

Printed Name:	Robert C. Skinner, Jr.

Its:	President and CEO

Accepted and agreed to this 13th day of August, 2008.

BANK OF MONTREAL

By:

Name:

Its:

[Signature Page to Second Amendment to Loan Authorization Agreement]

This Second Amendment to Bank of Montreal Loan Authorization Agreement is entered into as of this 13th day of August, 2008.

KELLWOOD HOLDING CORP.

By:

Printed Name:

Its:

Accepted and agreed to this 13th day of August, 2008.

BANK OF MONTREAL

By:

Name:	Denise Sidlo

Its:	Vice President

[Signature Page to Second Amendment to Loan Authorization Agreement]

GUARANTOR’S ACKNOWLEDGMENT AND CONSENT

The undersigned, Sun Capital Partners V, L.P., heretofore executed and delivered to the Bank a Guaranty dated as of February 13, 2008 (as amended from time to time, the “Guaranty”). The undersigned hereby consents to the Second Amendment to Bank of Montreal Loan Authorization Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Loan Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty.

SUN CAPITAL PARTNERS V, L.P.

By:	Sun Capital Advisors V, L.P., its general partner

By:	Sun Capital Partners V, Ltd., its general partner

By:

Printed Name:	Marc J. Leder
Its:	Director and Co-CEO

[Signature Page to Guarantor’s Acknowledgment and Consent]

EXHIBIT A

REPLACEMENT PROMISSORY NOTE

$67,785,197.00	August 13, 2008

ON FEBRUARY 6, 2009, for value received, the undersigned, KELLWOOD HOLDING CORP. (formerly known as Cardinal Integrated, LLC), a Delaware corporation, promises to pay to the order of BANK OF MONTREAL (the “Bank”) at its offices at 115 South LaSalle Street, Chicago, Illinois, the principal sum of Sixty-Seven Million, Seven Hundred Eighty-Five Thousand, One Hundred Ninety-Seven and 00/100 Dollars ($67,785,197.00) or, if less, the principal amount of Loans outstanding under the Bank of Montreal Loan Authorization Agreement referred to below together with interest payable at the times and at the rates and in the manner set forth in the Bank of Montreal Loan Authorization Agreement referred to below.

This Note evidences borrowings by and other extensions of credit for the account of the undersigned under that certain Bank of Montreal Loan Authorization Agreement dated as of February 13, 2008, as amended from time to time, between the undersigned and the Bank; and this Note and the holder hereof are entitled to all the benefits provided for under the Bank of Montreal Loan Authorization Agreement, to which reference is hereby made for a statement thereof. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments (with or without premium or penalty) may be made hereon, and certain prepayments may be required to be made hereon, all in the events, on the terms, and with the effects provided in the Bank of Montreal Loan Authorization Agreement. The undersigned hereby waives presentment and notice of dishonor. The undersigned agrees to pay to the holder hereof all court costs and other reasonable expenses, legal or otherwise, incurred or paid by such holder in connection with the collection of this Note. It is agreed that this Note and the rights and remedies of the holder hereof shall be construed in accordance with and governed by the laws of the State of Illinois.

This Note is issued in substitution and replacement for, and evidences all of the indebtedness previously evidenced by, that certain Promissory Note of Cardinal Integrated, LLC dated as of May 2, 2008, payable to the Bank in the face principal amount of $76,000,000.00.

[SIGNATURE PAGE TO FOLLOW]

KELLWOOD HOLDING CORP.

By:
Printed Name:
Its:

[Signature Page to Replacement Demand Note]